Exhibit 32.1

Section 1350 Certification of Chief Executive Officer

In connection with the Annual Report of AmerisourceBergen Corporation (the “Company”) on Form 10-K for the fiscal year ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, R. David Yost, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ R. DAVID YOST
R. David Yost
Chief Executive Officer

November 28, 2007